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                                                                    EXHIBIT 23.2


                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 1 of Form S-4 of autobytel.com inc. of our report dated January 22, 2001, except for Note 6 as to which the date is April 2, 2001 relating to the financial statements of Autoweb.com, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts".

/s/ PricewaterhouseCoopers LLP

San Jose, California
July 16, 2001